UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a) of the

Securities Exchange Act of 1934

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☐	Preliminary Proxy Statement

☐	Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))

☐	Definitive Proxy Statement

☒	Definitive Additional Materials

☐	Soliciting Material Pursuant to § 240.14a-11(c) or § 240.14a-12

INVESCO HIGH INCOME TRUST II

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Proxy Voting Information

Joint Annual Meeting of Shareholders of the Invesco Closed-End Funds

August 9, 2018 at 1:00 p.m. Central Daylight Time

Proxy statements were mailed on or about June 25, 2018 to shareholders of record as of the close of business on May 21, 2018 of the funds listed below. The purpose of the proxy statement is to elect certain trustees to the Board of Trustees for the funds listed below. The proxy statement contains information about the proposal for which votes or voting instructions have been solicited. You can also access your fund’s proxy statement, common questions regarding your fund’s proposal, and your fund’s annual report by clicking on the fund name listed below.

Invesco Advantage Municipal Income Trust II (VKI)

Invesco Bond Fund (VBF)

Invesco California Value Municipal Income Trust (VCV)

Invesco Dynamic Credit Opportunities Fund (VTA)

Invesco High Income 2023 Target Term Fund (IHIT)

Invesco High Income 2024 Target Term Fund (IHTA)

Invesco Municipal Income Opportunities Trust (OIA)

Invesco Municipal Opportunity Trust (VMO)

Invesco Municipal Trust (VKQ)

Invesco Pennsylvania Value Municipal Income Trust (VPV)

Invesco Quality Municipal Income Trust (IQI)

Invesco Senior Income Trust (VVR)

Invesco Trust for Investment Grade Municipals (VGM)

Invesco Trust for Investment Grade New York Municipals (VTN)

Invesco Value Municipal Income Trust (IIM)

Annual Meeting of Shareholders of Invesco High Income Trust II

August 9, 2018 at 2:00 p.m. Central Daylight Time

Proxy statements were mailed on or about June 25, 2018 to shareholders of record as of the close of business on May 21, 2018 of the fund. The purpose of the proxy statement is to elect certain trustees to the Board of Trustees for the fund. The proxy statement contains information about the proposal for which votes or voting instructions have been solicited. You can also access the proxy statement, common questions regarding the proposal, and the fund’s annual report by clicking on the link below.

Invesco High Income Trust II (VLT)

How to vote

You may cast your vote by any of the following methods. However you choose to vote, it is important that you vote now to save the expense of additional solicitations.

By Internet

You may vote your shares at www.proxyonline.com. Additionally, if your shares are held through a broker, you may vote your shares at www.proxyvote.com.

Enter the control number listed on the proxy card you received in the mail and follow the instructions on the web site.

		By Telephone	Call the toll-free number listed on your proxy card. Enter the control number listed on the proxy card and follow the recorded instructions.

By Mail	Complete and sign the proxy card and return it in the postage-paid envelope provided in the shareholder mailing.	In Person	Please notify Invesco at (800) 952-3502 if you plan to attend the shareholder meeting.

If you have any questions...

If you have questions about your proxy statement or the voting process, please contact your financial consultant or call Invesco toll-free at (800) 341-2929, option 2 any business day between 7:30 a.m. and 4:30 p.m. CT.

If we have not received your proxy card after a reasonable amount of time, a representative from our proxy solicitation firm, AST Fund Solutions, LLC, may contact you to remind you to exercise your right to vote.

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Proxy Information by Fund

Joint Annual Meeting of Shareholders of the Invesco Closed-End Funds to be held on August 9, 2018 at 1:00 p.m. Central Daylight

Invesco Advantage Municipal Income Trust II (VKI)

1.	Please read the proxy statement in full. (PDF)
2.	Access some typical questions that shareholders may have regarding the proxy statement. (PDF)
3.	You may cast your vote by visiting the Website listed on your proxy card. Have your proxy card in hand and follow the instructions given on the Website.

Additional fund materials:

•	Annual Report

Invesco Bond Fund (VBF)

1.	Please read the proxy statement in full. (PDF)
2.	Access some typical questions that shareholders may have regarding the proxy statement. (PDF)
3.	You may cast your vote by visiting the Website listed on your proxy card. Have your proxy card in hand and follow the instructions given on the Website.

Additional fund materials:

•	Annual Report

Invesco California Value Municipal Income Trust (VCV)

1.	Please read the proxy statement in full. (PDF)
2.	Access some typical questions that shareholders may have regarding the proxy statement. (PDF)
3.	You may cast your vote by visiting the Website listed on your proxy card. Have your proxy card in hand and follow the instructions given on the Website.

Additional fund materials:

•	Annual Report

Invesco Dynamic Credit Opportunities Fund (VTA)

1.	Please read the proxy statement in full. (PDF)
2.	Access some typical questions that shareholders may have regarding the proxy statement. (PDF)
3.	You may cast your vote by visiting the Website listed on your proxy card. Have your proxy card in hand and follow the instructions given on the Website.

Additional fund materials:

•	Annual Report

Invesco High Income 2023 Target Term Fund (IHIT)

1.	Please read the proxy statement in full. (PDF)
2.	Access some typical questions that shareholders may have regarding the proxy statement. (PDF)
3.	You may cast your vote by visiting the Website listed on your proxy card. Have your proxy card in hand and follow the instructions given on the Website.

Additional fund materials:

•	Annual Report

Invesco High Income 2024 Target Term Fund (IHTA)

1.	Please read the proxy statement in full. (PDF)
2.	Access some typical questions that shareholders may have regarding the proxy statement. (PDF)
3.	You may cast your vote by visiting the Website listed on your proxy card. Have your proxy card in hand and follow the instructions given on the Website.

Additional fund materials:

•	Annual Report

Invesco Municipal Income Opportunities Trust (OIA)

1.	Please read the proxy statement in full. (PDF)
2.	Access some typical questions that shareholders may have regarding the proxy statement. (PDF)
3.	You may cast your vote by visiting the Website listed on your proxy card. Have your proxy card in hand and follow the instructions given on the Website.

Additional fund materials:

•	Annual Report

Invesco Municipal Opportunity Trust (VMO)

1.	Please read the proxy statement in full. (PDF)
2.	Access some typical questions that shareholders may have regarding the proxy statement. (PDF)
3.	You may cast your vote by visiting the Website listed on your proxy card. Have your proxy card in hand and follow the instructions given on the Website.

Additional fund materials:

•	Annual Report

Invesco Municipal Trust (VKQ)

1.	Please read the proxy statement in full. (PDF)
2.	Access some typical questions that shareholders may have regarding the proxy statement. (PDF)
3.	You may cast your vote by visiting the Website listed on your proxy card. Have your proxy card in hand and follow the instructions given on the Website.

Additional fund materials:

•	Annual Report

Invesco Pennsylvania Value Municipal Income Trust (VPV)

1.	Please read the proxy statement in full. (PDF)
2.	Access some typical questions that shareholders may have regarding the proxy statement. (PDF)
3.	You may cast your vote by visiting the Website listed on your proxy card. Have your proxy card in hand and follow the instructions given on the Website.

Additional fund materials:

•	Annual Report

Invesco Quality Municipal Income Trust (IQI)

1.	Please read the proxy statement in full. (PDF)
2.	Access some typical questions that shareholders may have regarding the proxy statement. (PDF)
3.	You may cast your vote by visiting the Website listed on your proxy card. Have your proxy card in hand and follow the instructions given on the Website.

Additional fund materials:

•	Annual Report

Invesco Senior Income Trust (VVR)

1.	Please read the proxy statement in full. (PDF)
2.	Access some typical questions that shareholders may have regarding the proxy statement. (PDF)
3.	You may cast your vote by visiting the Website listed on your proxy card. Have your proxy card in hand and follow the instructions given on the Website.

Additional fund materials:

•	Annual Report

Invesco Trust for Investment Grade Municipals (VGM)

1.	Please read the proxy statement in full. (PDF)
2.	Access some typical questions that shareholders may have regarding the proxy statement. (PDF)
3.	You may cast your vote by visiting the Website listed on your proxy card. Have your proxy card in hand and follow the instructions given on the Website.

Additional fund materials:

•	Annual Report

Invesco Trust for Investment Grade New York Municipals (VTN)

1.	Please read the proxy statement in full. (PDF)
2.	Access some typical questions that shareholders may have regarding the proxy statement. (PDF)
3.	You may cast your vote by visiting the Website listed on your proxy card. Have your proxy card in hand and follow the instructions given on the Website.

Additional fund materials:

•	Annual Report

Invesco Value Municipal Income Trust (IIM)

1.	Please read the proxy statement in full. (PDF)
2.	Access some typical questions that shareholders may have regarding the proxy statement. (PDF)
3.	You may cast your vote by visiting the Website listed on your proxy card. Have your proxy card in hand and follow the instructions given on the Website.

Additional fund materials:

•	Annual Report

Annual Meeting of Shareholders of Invesco High Income Trust II to be held on August 9, 2018 at 2:00 p.m. Central Daylight Time

Invesco High Income Trust II (VLT)

1.	Please read the proxy statement in full. (PDF)
2.	Access some typical questions that shareholders may have regarding the proxy statement. (PDF)
3.	You may cast your vote by visiting the Website listed on your proxy card. Have your proxy card in hand and follow the instructions given on the Website.

Additional fund materials:

•	Annual Report

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QUESTIONS & ANSWERS FOR:

INVESCO HIGH INCOME TRUST II

We encourage you to read the proxy statement in full; however, the following represent some typical questions that shareholders may have regarding the proxy statement.

HOW DO I VOTE?

Voting may take place in the following ways:

•	You may vote your shares on the voting website listed on your proxy card. You will need the control number from your proxy card to vote on the Internet. Because Internet voting is the most economical way to vote your proxy, we encourage all shareholders to use this method.

•	You may call in your vote to a 24-hour automated system on the phone number listed on your proxy card. You will need the control number from your proxy card to vote by telephone.

•	You may indicate your vote on the proxy card and return it in the postage-paid envelope mailed to you with this proxy statement.

•	If you do attend the meeting, you may vote your shares in person. Please notify us by calling 1-800-952-3502 if you plan to attend the meeting.

WHAT IS THE PROPOSAL BEING PRESENTED AT THE SHAREHOLDER MEETING AND WHAT AM I BEING ASKED TO VOTE ON?

•	To elect Bruce L. Crockett, Jack M. Fields, Martin L. Flanagan and Robert C. Troccoli as trustees of Invesco High Income Trust II to be voted on by the holders of Common Shares.

HOW DOES THE BOARD RECOMMEND THAT I VOTE?

The Board recommends that you vote FOR ALL of the nominees to the Board of Trustees.

WHY SHOULD I VOTE?

Every vote is important. If shareholders fail to vote their proxies, the fund may not receive enough votes to go forward with the August 9, 2018 shareholder meeting. If this happens, additional solicitations may have to be made to obtain a quorum, or proxies may have to be resent to shareholders.

WHO HAVE WE CONTRACTED FOR THE SERVICES OF A PROXY SOLICITOR?

We have hired AST Fund Solutions, LLC as the Fund’s proxy solicitor. If we do not receive your vote after a reasonable amount of time, you may receive a telephone call from them reminding you to vote your shares.

WILL MY VOTE BE CONFIDENTIAL USING THE ONLINE PROXY VOTING SYSTEM?

The Web proxy voting system offered by www.proxyonline.com maintains security features designed to protect the confidentiality of your vote. These security features include:

•	HTTP Secure (HTTPS) – A security measure that encrypts all information that travels between www.proxyonline.com Web server and the shareholder’s computer.

•	Control Number – Each shareholder is required to enter his or her control number. www.proxyonline.com verifies the number and presents the holder with the proxy card.

•	Firewall – To protect the confidentiality of your account records, www.proxyonline.com uses only control numbers and card codes to register votes. Voted positions are then periodically uploaded to our master database of shareholders listed as of the record date. All account-specific data remains behind our firewall.

HOW DO I SIGN THE PROXY CARD?

The following general rules for signing proxy cards may be of assistance to you and could help avoid the time and expense involved in validating your vote if you fail to sign your proxy card properly.

Individual and Joint Accounts: Shareholders and joint owners should sign exactly as their name appears in the account registration shown on the proxy card.

All Other Accounts: The capacity of the individual signing the proxy card (for example, “trustee”) should be indicated unless it is reflected in the form of registration. If a corporation, limited liability company, or partnership, please sign full entity name and indicate the signer’s position with the entity.

WHAT IS THE DEADLINE FOR VOTING?

All votes must be received before or at the shareholder meeting, which will be held on August 9, 2018 at 2:00 p.m. Central Daylight Time.

WHERE CAN I FIND MORE INFORMATION CONCERNING THE PROPOSAL?

Further details about the proposal can be found in the proxy statement.

Welcome to ProxyOnline Page 1 of 1 Thursday, June 14, 2018 LOG OUT You have successfully logged into your proxy summary page for: Invesco Closed-End Funds PROXY Meeting date: Thursday, August 09, 2018 Record date: Monday, May 21, 2018 Days to Meeting: 57 Our records indicate that you are eligible to vote. It is extremely important that you take a few moments and vote by checking the vote box and then “Continue”. POSITION(S) TO VOTE Invesco High Income Trust II Control Number: 457191368398 PROXY MATERIALS VIEW / PRINT PROXY CARD VIEW / PRINT VOTE Voted 6/13/2018 2:27:00 PM To change your vote click here. CONTINUE HOME ABOUT/TERMS OF USE PRIVACY POLICY CONTACT GET ACROBAT READER Copyright ©2011. All Rights Reserved AST FUNDSOLUTIONS LINK GROUP network https://www.proxyonline.com/summary.aspx 6/14/2018

Welcome to ProxyOnline Page 1 of 1 Thursday, June 14, 2018 LOG OUT Invesco Closed-End Funds Thursday, August 09, 2018 Control Number: 457191368398 VOTING OPTIONS Vote along with the recommendations of your board: VOTE AS MY BOARD RECOMMENDS Check all proposals For Against Abstain* Any proposals not marked will be voted as in favor.* A Vote Against or Abstain will be marked as Withhold for board election proposals. DIRECTORS/TRUSTEES 1. Election of Trustees 1. Bruce L. Crockett 2. Jack M. Fields 3. Martin L. Flanagan 4. Robert C. Troccoli Go back to Summary page FOR WITHHOLD HOME ABOUT/TERMS OF USE PRIVACY POLICY CONTACT GET ACROBAT READER Copyright ©2011. All Rights Reserved SUBMIT AST FUNDSOLUTIONS LINK GROUP network https://www.proxyonline.com/vote.aspx 6/14/2018

Thank you for calling Invesco.

If you have questions regarding the Shareholder Meetings taking place on August 9, 2018, Press 1.

If you plan to attend the Joint Annual Shareholder Meeting for the Invesco Closed-End Funds, Press 2.

If you plan to attend the Annual Shareholder Meeting for Invesco High Income Trust II, Press 3.

OPTION 1	You are now being routed to the Client Services phone queue. [Internal note, they will be routed to ext. 2326]

OPTION 2	Thank you for planning to attend the upcoming Joint Annual Meeting of Shareholders of the Invesco Closed-End Funds which is currently scheduled for 1:00 p.m. Central Daylight Time on August 9, 2018.

Please press 1 then state your full name and the number of persons that will be attending the meeting.

OPTION 3	Thank you for planning to attend the upcoming Annual Meeting of Shareholders for Invesco High Income Trust II which is currently scheduled for 2:00 p.m. Central Daylight Time on August 9, 2018.

Please press 1 then state your full name and the number of persons that will be attending the meeting.